UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2009

NISSAN AUTO LEASE TRUST 2009-A
(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

NISSAN AUTO LEASING LLC II
(Exact name of Depositor as specified in its charter and Transferor of the SUBI Certificate to the Issuing Entity)

NISSAN-INFINITI LT
(Exact name of Issuer as specified in its charter with respect to the SUBI Certificate)

DELAWARE	333-147542-03	37-6442374

(State or Other Jurisdiction of Incorporation	(Commission File Number of Issuing	(IRS Employer Identification No. of
of Issuing Entity)	Entity)	Issuing Entity)

ONE NISSAN WAY
ROOM 5-124
FRANKLIN, TENNESSEE	37067

(Address of principal executive offices)	(Zip Code)
(615) 725-1127
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
     On June 2, 2009, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Banc of America Securities LLC, on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2009-A in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $1,082,610,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3, as amended (File No. 333-147542). It is anticipated that the Notes will be issued on or about June 9, 2009 (the “Closing Date”).
     NILT Inc. (defined below) will create a special unit of beneficial interest (the “2009-A SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (“NILT, Inc.”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association, as trust agent, as it will be supplemented on the Closing Date by a 2009-A SUBI Supplement (the “2009-A SUBI Supplement”). In connection with the creation of the 2009-A SUBI, Nissan-Infiniti LT will issue to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2009-A SUBI (the “2009-A SUBI Certificate”). On the Closing Date, NILT Trust will sell the 2009-A SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II will further sell the 2009-A SUBI Certificate to Nissan Auto Lease Trust 2009-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Trust, as transferee.
     Attached as Exhibit 1.1 is the Underwriting Agreement.
ITEM 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 2, 2009, by and among NALL II, NMAC and Banc of America Securities LLC, on behalf of itself and as a representative of the several Underwriters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2009	NISSAN AUTO LEASING LLC II
	By:	/s/ Rakesh Kochhar
		Name:	Rakesh Kochhar
		Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 2, 2009, by and among NALL II, NMAC and Banc of America Securities LLC, on behalf of itself and as a representative of the several Underwriters.